SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST REPORTED EVENT : October 31, 2003

                               SEALIFE CORPORATION
             (Exact name of Registrant as specified in its charter)

           Delaware                  #0-13895            IRS#34-1444240
           --------                 -----------          --------------
(State or other jurisdiction of     (Commission           (IRS Employer
incorporation or organization)      File Number)       Identification Number)

                             5601 W. Slauson Ave
                                   Suite 283
                         Culver City, California 90230
             (Address of Registrant's principal executive offices)

                                 (310) 338-9575
              (Registrant's telephone number, including area code)

                                 (310) 338-9762
              (Registrant's facsimile number, including area code)

                             18482 Park Villa Place
                          Villa Park, California 92861
         (Former name or former address, if changed since last report)




Item 4.  Change in Registrant's Certifying Accountant

On October 31, 2003 the Company's independent auditor, Terrance L. Kelley, CPA, combined with another CPA to form the accounting firm of Pollard-Kelley Auditing Services, Inc. The Company there upon engaged Pollard-Kelley Auditing Services, Inc. as its successor independent auditor for the Company.

The decision to utilize the services of Pollard-Kelley Auditing Services, Inc. did not involve a dispute between the Company and Mr. Kelley on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, but merely reflected the combination by Mr. Kelley of his accounting practice, in corporate form, with Mr. Pollard's.

There were no disagreements with Mr. Kelley over accounting treatment over the period of his services.


Item 7. Exhibits

23.1   Auditor's Consent

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

DATED this 10th day of February, 2004.

        SEALIFE CORPORATION

By      /s/ Robert A. McCaslin
---------------------------------
NAME:   Robert A. McCaslin
TITLE:  President and Chief Executive Officer